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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            McDonald's Corporation
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Communications to Employees/System Members RE:  Proxy Voting


Intranet Article

HEADLINE

All employee shareholders are urged to vote their proxies!

Important issues will be voted upon at this year's Annual Meeting, so if you haven't already done so, please consider and vote upon the proposals summarized in the Proxy Statement. Click above for more information.

ARTICLE

Your proxy materials accompanied the annual report that was sent to you in mid-April. The proxy statement summarizes key information about the Company, our Board and its practices and discusses the items to be voted upon at the Annual Meeting. Please take a few minutes to review the proxy statement and vote your shares. The items to be voted upon this year are:

1.  Election of Directors
    The Board recommends a vote FOR all nominees.

2.  Approval of Auditors
    The Board recommends a vote FOR the appointment of Ernst & Young LLP as auditors for 2000.

3.  Shareholder proposal relating to genetically engineered crops and foods
    The presence of genetically modified crops is a complex subject, reaching far beyond McDonald's. The Company believes that the FDA and other relevant governmental agencies with scientific expertise are the best decision-makers in this area. They have repeatedly assured that there are no meaningful safety, health or environmental risks posed by the genetically modified crops grown in the U.S. Accordingly, the Board believes this proposal is not in the best interests of shareholders and recommends a vote AGAINST it.

4.  Shareholder proposal to declassify the Board
    The Board of Directors currently operates under a classified board structure that affords the Company and its shareholders valuable protection against potentially hostile, unsolicited takeover attempts that do not offer the greatest value to all shareholders, therefore the Board believes this proposal is not in the best interests of shareholders and recommends a vote AGAINST it.

Your vote counts! Please review the proxy statement, consider the issues and cast your vote by either:

 .   accessing the Internet voting site indicated on your proxy

 .   calling the toll-free phone number indicted on your proxy

 .   by signing your proxy card and depositing it in the ballot boxes located in home office buildings or mailing it in the provided reply envelope, or

 .   faxing both sides of your signed proxy card to the independent inspectors of election at 732-417-2916

If you did not receive a proxy card or need a duplicate card, please call the Investor Relations Service Center at extension 2553.
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Intranet Article

HEADLINE

Don't delay!  Cast your vote!!

Vote your proxy in time for the Annual Meeting on Thursday, May 18. Important issues will be voted upon at this year's Annual Meeting, so if you haven't voted, please consider the issues presented in the Proxy Statement and vote your shares as promptly as possible. Click above for more information.

ARTICLE

Vote your proxy in time for the Annual Meeting on Thursday, May 18. Important issues will be voted upon at this year's Annual Meeting, so if you haven't voted, please consider the issues presented in the Proxy Statement and vote your shares.

Your Board of Directors recommends you vote as follows:

1.  The Board recommends a vote FOR the election of all nominees for Director.

2. The Board recommends a vote FOR the appointment of Ernst & Young LLP as auditors for 2000.

3. The Board recommends a vote AGAINST the shareholder proposal relating genetically engineered crops and foods.

4. The Board recommends a vote AGAINST the shareholder proposal to declassify the Board.

Cast your vote as promptly as possible by either:

 .   accessing the Internet voting site indicated on your proxy

 .   calling the toll-free phone number indicted on your proxy

 .   by signing your proxy card and depositing it in the ballot boxes located in home office buildings or mailing it in the provided reply envelope, or

 .   faxing both sides of your signed proxy card to the independent inspectors of election at 732-417-2916

If you did not receive a proxy card or need a duplicate card for any reason, please call the Investor Relations Service Center at extension 2553.
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Voicemail message

Attention employee shareholders - you are urged to vote your proxy!

Important issues wil be voted upon at this year's Annual Meeting, so please read the proxy materials, consider the issues, and exercise your right to vote.

Your Board recommends a vote FOR all nominees for Director, FOR the approval of auditors, AGAINST the shareholder proposal on genetic engineering and AGAINST the shareholder proposal to declassify the Board.

If you did not receive a proxy card or need a duplicate card for any reason, please call the Investor Relations Service Center at extension 2553.

Don't forget -- one share or one thousand, your vote is important!


Voicemail Message

Attention shareholders -- vote your proxy in time for the Annual Meeting on Thursday, May 18. One share or one thousand, your vote is important, so don't delay.

If you did not receive a proxy card or need a duplicate card, please call the Investor Relations Service Center at extension 2553.

Vote your proxy by calling the toll-free phone number or accessing the voting Website indicated on your proxy card; depositing your proxy card in the ballot boxes located in home office buildings; or faxing both sides of your signed card to the independent inspectors of election at 732-417-2916.